SUPPLEMENT DATED MARCH 13, 2024

TO THE PROSPECTUSES DATED

May 1, 2009	PORTFOLIO SELECTSM VARIABLE ANNUITY	May 1, 2002	PRIVILEGE SELECTSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Effective on or about the close of business on April 29, 2024 (the “Merger Date”), pending shareholder approval, a fund reorganization will apply to the following Portfolio Company:

TRUST NAME	EXISTING SUBACCOUNT & PORTFOLIO NAME	ACQUIRING SUBACCOUNT & PORTFOLIO NAME
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco V.I. Conservative Balanced Fund	Invesco V.I. Equity and Income Fund

Effective as of the Merger Date, based on changes to the underlying fund portfolio, the following investment option will become generally available to Policy Owners:

TRUST	SUBACCOUNT	PORTFOLIO	ADVISOR
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	Invesco V.I. Equity and Income Fund	Invesco V.I. Equity and Income Fund	Invesco Advisers, Inc.
Investment Objective: Seeks both capital appreciation and current income.

We have been informed that as of the Merger Date, pending shareholder approval, the Existing Portfolio referenced above will merge into the Acquiring Portfolio.

If you would like to transfer out of the Existing or Acquiring Portfolio prior to or within 30 days after the Merger Date, you may transfer your policy value to any of the portfolio company options listed in your Prospectus. You will not be charged for transfers made due to the merger and this reallocation also will not count against the number of free transfers that you receive each policy year..

As of the start of business on the Merger Date, you may no longer use automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Subaccount. If you are using an automated transfer feature such as asset rebalancing or dollar cost averaging with the Existing Subaccount, you should contact us immediately to make alternate arrangements. If you have not made alternate arrangements by the Merger Date, any subsequent allocations to the Existing Subaccount will be directed to the Money Market Subaccount.

This Supplement updates certain information in the above referenced Prospectus (“the Prospectus”). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the applicable Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the applicable Prospectus.

Please read this Supplement carefully and retain it for future reference.